UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

NBT BANCORP INC.
(Exact name of registrant as specified in its charter)

Delaware	000-14703	16-1268674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

52 South Broad Street
Norwich, New York 13815
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (607) 337-2265

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	NBTB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 19, 2026, NBT Bancorp Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) at which (i) directors were elected, (ii) the compensation of the Company’s named executive officers was approved in a non-binding, advisory vote and (iii) the appointment of KPMG LLP (“KMPG”), the Company’s independent registered public accounting firm, for the fiscal year ending December 31, 2026 was ratified. The proposals are described in detail in the Company’s Definitive Proxy Statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 6, 2026. The final results for the votes regarding each proposal are set forth below.

Election of Directors

The following persons were duly elected as directors of the Company until the 2027 Annual Meeting of Stockholders or until their success are duly elected and qualified: Martin A. Dietrich, John H. Watt, Jr., Scott A. Kingsley, Johanna R. Ames, J. David Brown, Richard J. Cantele, Jr., Timothy E. Delaney, Heidi M. Hoeller, Andrew S. Kowalczyk, III, David J. Nasca, V. Daniel Robinson, II and Matthew J. Salanger. The table below sets forth the voting results for each director nominee:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Martin A. Dietrich	35,103,977	784,725	60,266	6,534,610
John H. Watt, Jr.	35,358,184	530,716	60,068	6,534,610
Scott A. Kingsley	35,581,121	307,166	60,681	6,534,610
Johanna R. Ames	35,324,621	575,123	49,224	6,534,610
J. David Brown	35,677,992	208,911	62,065	6,534,610
Richard J. Cantele, Jr.	35,293,009	593,920	62,039	6,534,610
Timothy E. Delaney	35,008,038	815,102	125,828	6,534,610
Heidi M. Hoeller	35,622,430	205,677	120,861	6,534,610
Andrew S. Kowalczyk, III	35,040,959	783,059	124,950	6,534,610
David J. Nasca	35,194,003	623,474	131,491	6,534,610
V. Daniel Robinson, II	34,440,287	1,443,125	65,556	6,534,610
Matthew J. Salanger	35,032,944	851,321	64,703	6,534,610

Advisory Vote to Approve Named Executive Officer Compensation

At the Annual Meeting, the Company’s stockholders voted on a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,610,946	1,018,485	319,537	6,534,610

Ratification of KPMG as the Company’s Independent Registered Public Accounting Firm

At the Annual Meeting, the Company’s stockholders ratified the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions
41,843,242	445,896	194,440

Item 7.01	Regulation FD Disclosure.

On May 19, 2026, the Company approved a second-quarter 2026 cash dividend of $0.37 per share. The dividend will be paid on June 15, 2026 to shareholders of record on June 1, 2026. That press release is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of NBT Bancorp Inc., dated May 19, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NBT BANCORP INC.

Date: May 19, 2026	By:	/s/ Annette L. Burns
Annette L. Burns
Executive Vice President and Chief Financial Officer